UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 14, 2010

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

6600 North Military Trail, Boca Raton, FL	33496
(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 14, 2010, Office Depot, Inc. (the “Company”) delivered a presentation at the Goldman Sachs 17th Annual Global Retailing Conference, which was available via webcast, using slides and other presentation material containing the information attached to this Current Report on Form 8-K as Exhibit 99.1. The presentation provides an overview of the Company, perspective on the office supply market and certain operating results and forward looking statements. The Company has also posted the attached materials on its website (www.OfficeDepot.com) located in the Investor Relations section of that site. The Company does not intend to update this disclosure or release similar information in the future.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1	Presentation Materials for the Goldman Sachs 17th Annual Global Retailing Conference, dated September 14, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.

Date: September 14, 2010	By:	/s/ ELISA D. GARCIA C.
Elisa D. Garcia C.
Executive Vice President, General Counsel & Corporate Secretary

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